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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2005

                             Dycom Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Florida                         0-5423               59-1277135
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                         11770 US Highway One, Suite 101
                        Palm Beach Gardens, Florida 33408
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171


                                 Not Applicable
         (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On September 23, 2005, Dycom Industries, Inc. ("Dycom") issued a press release announcing that it has commenced an offering of $150 million Senior Subordinated Notes due 2015 in connection with the financing of its tender offer. A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.


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Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

    None.

(b) Pro forma financial information.

    None.

(c) Exhibits.

    Exhibit No.   Description
    -----------  ---------------------------------------------------------------
    99.1         Press release of Dycom Industries, Inc. issued on September 23,
                 2005.


    The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is so incorporated by reference.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DYCOM INDUSTRIES, INC.

Date:  September 26, 2005    By: /s/Richard L. Dunn
                                 ---------------------------------------
                                 Richard L. Dunn
                                 Senior Vice President and Chief Financial
                                 Officer



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                                  EXHIBIT INDEX


    Exhibit No.   Description
    -----------  ---------------------------------------------------------------
    99.1         Press release of Dycom Industries, Inc. issued on September 23,
                 2005.



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                                  [DYCOM LOGO]


                            N E W S    R E L E A S E

FOR IMMEDIATE RELEASE              Contact: Steven E. Nielsen, President and CEO
---------------------                       Richard L. Dunn, Senior Vice
                                            President and CFO
                                            (561) 627-7171

Palm Beach Gardens, Florida                                   September 23, 2005

            DYCOM INDUSTRIES, INC. ANNOUNCES COMMENCEMENT OF AN OFFERING
                 OF $150 MILLION SENIOR SUBORDINATED NOTES DUE 2015
                IN CONNECTION WITH THE FINANCING OF ITS TENDER OFFER

Palm Beach Gardens, Florida, September 23, 2005--Dycom Industries, Inc. (NYSE
Symbol: "DY") announced today that it has commenced an offering (the "offering") of $150 million Senior Subordinated Notes due 2015 (the "notes"). The Company intends to use the net proceeds from this offering to partially finance a tender offer for up to 9.5 million shares of the Company's common stock pursuant to its previously announced modified Dutch Auction self-tender offer. The tender offer is subject to a number of terms and conditions, including closing of this offering. This offering is not conditional on the successful completion of the tender offer.

As of July 30, 2005, after giving effect to the offering and assuming the borrowing of $50 million under the Company's senior credit facility to purchase a portion of the shares of common stock purchased in the tender offer, the Company would have had approximately $206.9 million of unsecured indebtedness outstanding, $37.3 million face amount of letters of credit outstanding and would have had approximately $212.7 million of undrawn commitments under its senior credit facility, of which approximately $159.6 million would have been available for borrowing.

As of July 30, 2005, on an adjusted basis, after giving effect to (1) the issuance and sale of the notes in the offering, (2) the borrowing of $50.0 million under the Company's senior credit facility, (3) the purchase of 9.5 million shares of common stock pursuant to the tender offer for an aggregate purchase price of $199.5 million, and (4) the payment of fees and expenses under the offering and tender offer, of approximately $7.5 million, the Company's total stockholders' equity would have been approximately $347.8 million.

The notes and the guarantees will not be registered under the U.S. Securities Act of 1933, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act of 1933 and any applicable state securities laws.

The press release includes statements that constitute "forward-looking statements." These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: uncertainties regarding investor demand for the notes; the number of shares of common stock tendered and the price at which the Company determines to purchase shares; prevailing market conditions; business and economic conditions in the telecommunications industry affecting the Company's customers; the anticipated outcome of other


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contingent events, including litigation; liquidity needs and the availability of financing; other uncertainties and matters beyond the control of management; and the other risks detailed in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY AND DOES NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE IN ANY JURISDICTION IN WHICH SUCH OFFERING WOULD BE UNLAWFUL.

Dycom is a leading provider of specialty contracting services throughout the United States. These services include engineering, construction, maintenance and installation services to telecommunications providers, underground locating services to various utilities, including telecommunications providers, and other construction and maintenance services to electric utilities and others.